Weyerhaeuser Company						Exhibit 99.2
Q4.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Operations (1)(2)

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Net Sales	$1,405	$1,655	$1,709	$1,596	$1,266	$6,365	$5,246
Cost of products sold	1,089	1,258	1,314	1,265	998	4,926	4,121
Gross margin	316	397	395	331	268	1,439	1,125
Selling expenses	23	22	22	22	26	89	99
General and administrative expenses	76	94	78	84	75	332	259
Research and development expenses	5	4	5	5	6	19	18
Charges for integration and restructuring, closures and asset impairments	111	14	16	29	23	170	39
Other operating costs (income), net	(52)	5	—	6	(4)	(41)	52
Operating income from continuing operations	153	258	274	185	142	870	658
Equity earnings from joint ventures	5	7	9	1	—	22	—
Interest income and other	9	10	15	9	9	43	36
Interest expense, net of capitalized interest	(95)	(114)	(114)	(108)	(87)	(431)	(341)
Earnings from continuing operations before income taxes	72	161	184	87	64	504	353
Income taxes	(11)	(31)	(22)	(25)	22	(89)	58
Earnings from continuing operations	61	130	162	62	86	415	411
Earnings (loss) from discontinued operations, net of income taxes	20	38	65	489	(16)	612	95
Net earnings	81	168	227	551	70	1,027	506
Dividends on preference shares	(11)	(11)	—	—	(11)	(22)	(44)
Net earnings attributable to Weyerhaeuser common shareholders	$70	$157	$227	$551	$59	$1,005	$462

(1) Discontinued operations as presented herein consist of the operations of our Cellulose Fibers segment. The corresponding assets and liabilities were classified as held for sale on our balance sheet as of June 30, 2016. All periods presented have been revised to separate the results of discontinued operations from the results of our continuing operations. Detailed operating results of discontinued operations are presented on page 10.

(2) Amounts presented reflect the balances and results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.08	$0.16	$0.22	$0.09	$0.15	$0.55	$0.71
Discontinued operations	0.03	0.05	0.08	0.65	(0.04)	0.85	0.18
Net earnings per share	$0.11	$0.21	$0.30	$0.74	$0.11	$1.40	$0.89

Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.08	$0.16	$0.21	$0.08	$0.15	$0.55	$0.71
Discontinued operations	0.03	0.05	0.09	0.65	(0.04)	0.84	0.18
Net earnings per share	$0.11	$0.21	$0.30	$0.73	$0.11	$1.39	$0.89

Dividends paid per common share	$0.31	$0.31	$0.31	$0.31	$0.31	$1.24	$1.20

Weighted average shares outstanding (in thousands):
Basic	632,004	743,140	749,587	748,835	511,175	718,560	516,371
Diluted	634,872	747,701	754,044	752,768	514,167	722,401	519,618

Common shares outstanding at end of period (in thousands)	759,044	733,010	747,933	748,528	510,483	748,528	510,483

Weyerhaeuser Company
Q4.2016 Analyst Package
Preliminary results (unaudited)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Net earnings	$81	$168	$227	$551	$70	$1,027	$506
(Earnings) loss from discontinued operations, net of tax	(20)	(38)	(65)	(489)	16	(612)	(95)
Equity earnings from joint ventures	(5)	(7)	(9)	(1)	—	(22)	—
Interest income and other	(9)	(10)	(15)	(9)	(9)	(43)	(36)
Interest expense, net of capitalized interest	95	114	114	108	87	431	341
Income taxes	11	31	22	25	(22)	89	(58)
Operating income from continuing operations	153	258	274	185	142	870	658
Depreciation, depletion and amortization	104	133	138	137	82	512	325
Basis of real estate sold	17	13	19	60	5	109	18
Non-operating pension and postretirement credits	(12)	(10)	(11)	(10)	(3)	(43)	(11)
Special items in operating income	74	19	14	28	22	135	35
Adjusted EBITDA*	$336	$413	$434	$400	$248	$1,583	$1,025

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Beginning in the first quarter of 2016, we revised our definition of Adjusted EBITDA to add back the basis of real estate sold. We have revised our prior-period presentation to conform to our current reporting.
Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, pension and postretirement costs not allocated to business segments and special items. Adjusted EBITDA excludes results from joint ventures.
Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Net earnings attributable to Weyerhaeuser common shareholders	$70	$157	$227	$551	$59	$1,005	$462
Plum Creek merger-and integration-related costs	98	4	10	11	14	123	14
Gain on sale of non-strategic asset	(22)	—	—	—	—	(22)	—
Legal expense	—	7	—	—	—	7	—
Restructuring, impairments and other charges	—	—	—	9	5	9	14
Tax adjustment	—	—	—	24	(13)	24	(13)
Net earnings attributable to Weyerhaeuser common shareholders before special items	146	168	237	595	65	1,146	477
(Earnings) loss from discontinued operations, net of tax	(20)	(38)	(65)	(489)	16	(612)	(95)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$126	$130	$172	$106	$81	$534	$382

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.11	$0.21	$0.30	$0.73	$0.11	$1.39	$0.89
Plum Creek merger-and integration-related costs	0.15	—	0.02	0.01	0.03	0.17	0.03
Gain on sale of non-strategic asset	(0.03)	—	—	—	—	(0.03)	—
Legal expense	—	0.01	—	—	—	0.01	—
Restructuring, impairments and other charges	—	—	—	0.01	0.01	0.01	0.03
Tax adjustment	—	—	—	0.04	(0.03)	0.04	(0.03)
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.23	0.22	0.32	0.79	0.12	1.59	0.92
(Earnings) loss from discontinued operations, net of tax	(0.03)	(0.05)	(0.09)	(0.65)	0.04	(0.84)	(0.18)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$0.20	$0.17	$0.23	$0.14	$0.16	$0.75	$0.74

Weyerhaeuser Company
Q4.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$411	$485	$769	$676	$1,011
Receivables, less allowances	382	409	412	390	276
Receivables for taxes	25	7	5	84	30
Inventories	423	387	368	358	325
Prepaid expenses and other current assets	123	132	150	114	63
Assets of discontinued operations	1,929	1,908	1,652	—	1,934
Total current assets	3,293	3,328	3,356	1,622	3,639
Property and equipment, net	1,446	1,462	1,476	1,562	1,233
Construction in progress	151	172	202	213	144
Timber and timberlands at cost, less depletion charged to disposals	14,547	14,474	14,424	14,299	6,479
Minerals and mineral rights, net	325	319	321	319	14
Investments in and advances to equity affiliates	938	905	73	56	—
Goodwill	40	40	40	40	40
Deferred tax assets	291	250	122	293	254
Other assets	409	424	317	224	302
Restricted financial investments held by variable interest entities	615	615	615	615	615
Total assets	$22,055	$21,989	$20,946	$19,243	$12,720

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$—	$1,981	$281	$—
Notes payable	4	1	1	1	4
Accounts payable	284	300	234	233	204
Accrued liabilities	483	590	533	691	427
Liabilities of discontinued operations	674	666	578	—	690
Total current liabilities	1,445	1,557	3,327	1,206	1,325
Note payable to timberland venture	835	830	—	—	—
Long-term debt	7,715	8,013	6,329	6,329	4,787
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511	511	511
Deferred pension and other postretirement benefits	983	926	875	1,322	987
Deposit received from contribution of timberlands to related party	—	437	429	426	—
Other liabilities	285	285	285	269	241
Total liabilities	11,774	12,559	11,756	10,063	7,851
Total equity	10,281	9,430	9,190	9,180	4,869
Total liabilities and equity	$22,055	$21,989	$20,946	$19,243	$12,720

Weyerhaeuser Company
Q4.2016 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Cash flows from operations:
Net earnings	$81	$168	$227	$551	$70	$1,027	$506
Noncash charges (credits) to income:
Depreciation, depletion and amortization	142	147	139	137	120	565	479
Basis of real estate sold	17	13	19	60	5	109	18
Deferred income taxes, net	18	38	40	(255)	(10)	(159)	—
Gains on sales of discontinued operations	—	—	(60)	(729)	—	(789)	—
Gains on sales of non-strategic assets	(41)	(10)	(10)	(12)	(8)	(73)	(38)
Pension and other postretirement benefits	4	1	—	—	10	5	42
Other noncash charges (credits)	8	26	13	27	103	74	198
Change in:
Receivables less allowances	(47)	(43)	(6)	42	58	(54)	17
Receivable for taxes	10	25	2	69	(16)	106	(5)
Inventories	(43)	60	32	12	19	61	10
Prepaid expenses	(1)	—	(2)	8	5	5	3
Accounts payable and accrued liabilities	(70)	106	25	(50)	12	11	(35)
Pension and postretirement contributions	(17)	(12)	(54)	(16)	(24)	(99)	(83)
Distributions received from joint ventures	5	—	—	9	15	14	15
Other	(19)	(27)	(18)	(4)	(20)	(68)	(52)
Net cash from operations	47	492	347	(151)	339	735	1,075

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(57)	(83)	(120)	(191)	(167)	(451)	(443)
Timberlands reforestation costs	(16)	(18)	(9)	(16)	(7)	(59)	(40)
Acquisition of timberlands	(6)	(2)	(2)	—	(2)	(10)	(36)
Proceeds from sales of discontinued operations	—	—	285	2,201	—	2,486	—
Proceeds from sale of non-strategic assets	70	13	11	10	12	104	19
Proceeds from contribution of timberlands to related party	—	440	—	—	—	440	—
Other	33	—	52	(36)	1	49	13
Cash from (used in) investing activities	24	350	217	1,968	(163)	2,559	(487)

Cash flows from financing activities:
Cash dividends on common shares	(241)	(228)	(231)	(232)	(159)	(932)	(619)
Cash dividends on preference shares	—	(11)	(11)	—	(22)	(22)	(44)
Proceeds from issuance of long-term debt	1,098	300	300	—	—	1,698	—
Payments of long-term debt	(720)	(3)	—	(1,700)	—	(2,423)	—
Repurchase of common stock	(798)	(831)	(374)	—	(34)	(2,003)	(518)
Other	(7)	8	39	12	3	52	25
Cash from financing activities	(668)	(765)	(277)	(1,920)	(212)	(3,630)	(1,156)

Net change in cash and cash equivalents	(597)	77	287	(103)	(36)	(336)	(568)

Cash from continuing operations at beginning of period	$1,011	$411	$485	$769	$1,046	$1,011	1,577
Cash from discontinued operations at beginning of period	1	4	7	10	2	1	$3
Cash and cash equivalents at beginning of period	$1,012	$415	$492	$779	$1,048	$1,012	$1,580

Cash from continuing operations at end of period	$411	$485	$769	$676	$1,011	$676	$1,011
Cash from discontinued operations at end of period	4	7	10	—	1	—	1
Cash and cash equivalents at end of period	$415	$492	$779	$676	$1,012	$676	$1,012

Cash paid (received) during the year for:
Interest, net of amount capitalized	$133	$92	$142	$79	$57	$446	$347
Income taxes	$(13)	$(12)	$(1)	$511	$10	$485	$14

Weyerhaeuser Company					Total Company Statistics
Q4.2016 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2015	Dec 31, 2016	Dec 31, 2015
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$7	$8	$8	$7	$9	$30	$36
Pension and postretirement costs (credits) not allocated	(12)	(10)	(11)	(10)	(3)	(43)	(11)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	5	—	—	—	—	5	—
Total pension and postretirement costs for continuing operations	—	(2)	(3)	(3)	6	(8)	25
Pension and postretirement service costs directly attributable to discontinued operations	4	3	3	3	4	13	17
Total company pension and postretirement costs	$4	$1	$—	$—	$10	$5	$42

Cash spent for capital expenditures for continuing operations	$(51)	$(89)	$(100)	$(185)	$(141)	$(425)	$(365)

Weyerhaeuser Company						Timberlands Segment
Q4.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$387	$471	$484	$463	$312	$1,805	$1,273
Intersegment sales		222	193	216	209	205	840	830
Total net sales		609	664	700	672	517	2,645	2,103
Cost of products sold		459	509	559	527	390	2,054	1,566
Gross margin		150	155	141	145	127	591	537
Selling expenses		1	2	1	1	1	5	5
General and administrative expenses		28	32	20	24	21	104	82
Research and development expenses		4	4	4	5	6	17	16
Charges for integration and restructuring, closures and asset impairments		—	—	—	—	—	—	—
Other operating income, net		(12)	(8)	(6)	(8)	(8)	(34)	(36)
Operating income and Net contribution to earnings		$129	$125	$122	$123	$107	$499	$470

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Operating income		$129	$125	$122	$123	$107	$499	$470
Depreciation, depletion and amortization		70	95	101	100	53	366	208
Adjusted EBITDA*		$199	$220	$223	$223	$160	$865	$678
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Total decrease (increase) in working capital(1)		$(53)	$28	$(15)	$20	$4	$(20)	$18
Cash spent for capital expenditures		$(20)	$(31)	$(26)	$(39)	$(17)	$(116)	$(75)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Third Party Net Sales (millions)	Logs:
	West	$215	$232	$217	$201	$203	$865	$830
	South	101	154	160	151	61	566	241
	North	13	19	29	30	—	91	—
	Other	7	7	11	13	7	38	24
	Total delivered logs	336	412	417	395	271	1,560	1,095
	Stumpage and pay-as-cut timber	15	23	24	23	10	85	37
	Products from international operations	16	21	21	21	18	79	87
	Recreational and other lease revenue	6	8	15	15	7	44	25
	Other revenue	14	7	7	9	6	37	29
	Total	$387	$471	$484	$463	$312	$1,805	$1,273
Delivered Logs Third Party Sales Realizations (per ton)	West	$100.71	$98.21	$98.18	$100.43	$101.54	$99.32	$101.12
	South	$36.39	$35.54	$35.27	$34.98	$36.87	$35.46	$37.13
	North	$59.31	$65.43	$59.17	$59.28	$—	$60.47	$—
	International	$15.73	$23.29	$24.27	$25.72	$16.60	$21.79	$18.01
Delivered Logs Third Party Sales Volumes (tons, thousands)(3)	West	2,133	2,363	2,209	2,008	2,005	8,713	8,212
	South	2,781	4,340	4,538	4,308	1,636	15,967	6,480
	North	210	292	503	495	—	1,500	—
	International	146	89	117	118	158	470	714
	Other	169	169	263	342	167	943	551
Fee Harvest Volumes (tons, thousands)(3)	West	2,801	2,980	2,744	2,558	2,596	11,083	10,563
	South	5,030	7,061	6,992	7,260	3,565	26,343	14,113
	North	260	454	678	652	—	2,044	—
	International	299	248	242	330	255	1,119	980
	Other	—	181	191	329	—	701	—
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations.

(3) Beginning in first quarter 2016, we report log sales and fee harvest volumes in tons. Prior period volumes have been converted from cubic meters to tons using conversion factors as follows:
West: 1.056 m3 = 1 ton
South: 0.818 m3 = 1 ton
Canada (in Other): 1.244 m3 = 1 ton
International: 0.907 m3 = 1 ton

Weyerhaeuser Company			Real Estate, Energy and Natural Resources Segment
Q4.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$39	$38	$48	$101	$32	$226	$101
Intersegment sales		—	—	—	1	—	1	—
Total net sales		39	38	48	102	32	227	101
Cost of products sold		20	19	26	69	5	134	20
Gross margin		19	19	22	33	27	93	81
Selling expenses		—	—	—	—	—	—	—
General and administrative expenses		4	8	7	7	3	26	6
Charges for integration, restructuring, closures and asset impairments		—	1	—	14	—	15	—
Other operating income, net		—	(2)	1	—	(3)	(1)	(4)
Operating income		15	12	14	12	27	53	79
Equity earnings from joint ventures(1)		—	—	1	1	—	2	—
Net contribution to earnings		$15	$12	$15	$13	$27	$55	$79
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Operating income		$15	$12	$14	$12	$27	$53	$79
Depreciation, depletion and amortization		2	3	4	4	1	13	1
Basis of real estate sold		17	13	19	60	5	109	18
Special items		—	—	—	14	—	14	—
Adjusted EBITDA*		$34	$28	$37	$90	$33	$189	$98
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Restructuring, impairments and other charges		$—	$—	$—	$(14)	$—	$(14)	$—

Selected Segment Items

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Cash spent for capital expenditures		$—	$(1)	$—	$—	$—	$(1)	$—

Segment Statistics

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Net Sales (millions)	Real Estate	$30	$26	$31	$85	$25	$172	$75
	Energy and natural resources	9	12	17	16	7	54	26
	Total	$39	$38	$48	$101	$32	$226	$101
Acres sold	Real Estate	15,225	10,020	12,853	44,589	6,765	82,687	27,390
Price per acre	Real Estate	$1,980	$2,555	$2,354	$1,903	$3,450	$2,072	$2,490

Weyerhaeuser Company						Wood Products Segment
Q4.2016 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Sales to unaffiliated customers		$979	$1,146	$1,177	$1,032	$922	$4,334	$3,872
Intersegment sales		22	22	17	7	21	68	82
Total net sales		1,001	1,168	1,194	1,039	943	4,402	3,954
Cost of products sold		862	957	980	889	841	3,688	3,487
Gross margin		139	211	214	150	102	714	467
Selling expenses		22	20	21	21	25	84	94
General and administrative expenses		27	30	24	28	28	109	102
Research and development expenses		1	—	1	—	—	2	2
Charges for restructuring, closures and impairments		1	4	1	1	9	7	10
Other operating income, net		1	1	(3)	1	—	—	1
Operating income and Net contribution to earnings		$87	$156	$170	$99	$40	$512	$258

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Operating income		$87	$156	$170	$99	$40	$512	$258
Depreciation, depletion and amortization		30	33	33	33	27	129	106
Special items		—	—	—	—	8	—	8
Adjusted EBITDA*		$117	$189	$203	$132	$75	$641	$372
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Restructuring, impairments and other charges		$—	$—	$—	$—	$(8)	$—	$(8)

Selected Segment Items

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Total decrease (increase) in working capital(1)		$(132)	$35	$49	$32	$79	$(16)	$45
Cash spent for capital expenditures		$(29)	$(52)	$(71)	$(145)	$(122)	$(297)	$(287)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Structural Lumber (board feet)	Third party net sales	$419	$498	$495	$427	$402	$1,839	$1,741
	Third party sales realizations	$364	$399	$401	$392	$360	$390	$379
	Third party sales volumes(2)	1,152	1,249	1,233	1,089	1,114	4,723	4,588
	Production volumes	1,129	1,205	1,130	1,052	1,035	4,516	4,252
Engineered Solid Section (cubic feet)	Third party net sales	$109	$115	$119	$107	$105	$450	$428
	Third party sales realizations	$1,971	$1,922	$1,916	$1,930	$1,987	$1,934	$2,008
	Third party sales volumes(2)	5.5	6.0	6.2	5.6	5.3	23.3	21.3
	Production volumes	5.6	5.9	5.7	5.6	5.1	22.8	20.9
Engineered I-joists (lineal feet)	Third party net sales	$66	$73	$79	$72	$68	$290	$284
	Third party sales realizations	$1,507	$1,471	$1,475	$1,485	$1,515	$1,484	$1,512
	Third party sales volumes(2)	44	50	53	48	45	195	188
	Production volumes	46	46	49	43	44	184	185
Oriented Strand Board (square feet 3/8')	Third party net sales	$163	$182	199	$163	$160	$707	$595
	Third party sales realizations	$214	$240	256	$255	$221	$241	$200
	Third party sales volumes(2)	759	761	776	638	723	2,934	2,972
	Production volumes	749	733	777	651	697	2,910	2,847
Softwood Plywood (square feet 3/8')	Third party net sales	$35	$50	$48	$41	$27	$174	$129
	Third party sales realizations	$317	$382	$378	$364	$308	$368	$339
	Third party sales volumes(2)	110	131	127	113	91	481	381
	Production volumes	88	111	105	92	57	396	248
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company					Unallocated Items
Q4.2016 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our Timberland Venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Unallocated corporate function expenses	$(17)	$(24)	$(21)	$(25)	$(16)	$(87)	$(64)
Unallocated share-based compensation	(2)	1	(4)	2	(4)	(3)	6
Unallocated pension & postretirement credits (costs)	12	10	11	10	3	43	11
Foreign exchange gains (losses)	13	1	(1)	(7)	(6)	6	(46)
Elimination of intersegment profit in inventory and LIFO	(6)	(2)	2	(12)	1	(18)	8
Gain on sale of non-strategic asset	36	8	1	5	4	50	6
Charges for integration and restructuring, closures, and asset impairments:
Plum Creek merger- and integration-related costs	(110)	(8)	(14)	(14)	(14)	(146)	(14)
Other restructuring, closures and asset impairments	—	(1)	(1)	—	—	(2)	(15)
Other	(4)	(20)	(5)	(8)	—	(37)	(41)
Operating income (loss)	(78)	(35)	(32)	(49)	(32)	(194)	(149)
Equity earnings from joint venture(1)	5	7	8	—	—	20	—
Interest income and other	9	10	15	9	9	43	36
Net contribution to earnings	$(64)	$(18)	$(9)	$(40)	$(23)	$(131)	$(113)
(1) Equity earning from joint venture included in Unallocated Items is generated from our investment in our timberland venture.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Operating income (loss)	$(78)	$(35)	$(32)	$(49)	$(32)	$(194)	$(149)
Depreciation, depletion and amortization	2	2	—	—	1	4	10
Non-operating pension and postretirement costs (credits)	(12)	(10)	(11)	(10)	(3)	(43)	(11)
Special items	74	19	14	14	14	121	27
Adjusted EBITDA*	$(14)	$(24)	$(29)	$(45)	$(20)	$(112)	$(123)
* See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Plum Creek merger-and integration-related costs	$(110)	$(8)	$(14)	$(14)	$(14)	$(146)	$(14)
Gain on sale of non-strategic asset	36	—	—	—	—	36	—
Legal expense	—	(11)	—	—	—	(11)	—
Restructuring, impairments and other charges	—	—	—	—	—	—	(13)
Tax adjustments	—	—	—	—	—	—	—
Total	$(74)	$(19)	$(14)	$(14)	$(14)	$(121)	$(27)

Unallocated Selected Items

	Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Cash spent for capital expenditures	$(2)	$(5)	$(3)	$(1)	$(2)	$(11)	$(3)
*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and discontinued operations. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

	Weyerhaeuser Company					Discontinued Operations
	Q4.2016 Analyst Package
	Preliminary results (unaudited)

Discontinued operations consist of our three Cellulose Fibers businesses, which were previously disclosed as a separate reportable business segment. On August 31, 2016, we completed the sale of the liquid packaging board business. On November 1, 2016, we completed the sale of our interest in a printing papers joint venture. On December 1, 2016, we completed the sale of our pulp business.

Discontinued Operations Statement of Operations

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
	Total net sales	$430	$456	$420	$231	$475	$1,537	$1,860
	Cost of products sold	386	374	350	173	392	1,283	1,573
	Gross margin	44	82	70	58	83	254	287
	Selling expenses	4	3	3	2	4	12	14
	General and administrative expenses	9	8	7	5	9	29	30
	Research and development expenses	1	2	—	2	1	5	6
	Charges for integration and restructuring, closures and asset impairments	6	25	13	19	1	63	2
	Other operating income, net	(9)	(10)	(2)	(6)	(7)	(27)	(26)
	Operating income	33	54	49	36	75	172	261
	Equity loss from joint venture	(2)	(1)	—	(1)	(87)	(4)	(105)
	Interest expense, net of capitalized interest	(2)	(1)	(2)	—	(1)	(5)	(6)
	Earnings from discontinued operations before income taxes	29	52	47	35	(13)	163	150
	Income taxes	(9)	(14)	(23)	(51)	(3)	(97)	(55)
	Net earnings from operations	20	38	24	(16)	(16)	66	95
	Net gain on divestitures	—	—	41	505	—	546	—
	Net earnings from discontinued operations	$20	$38	$65	$489	$(16)	$612	$95

Discontinued Operations Selected Items

in millions		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
	Depreciation, depletion and amortization	$38	$15	$—	$—	$38	$53	$154
	Cash spent for capital expenditures	$(22)	$(12)	$(29)	$(22)	$(33)	$(85)	$(118)

Segment Statistics

		Q1.2016	Q2.2016	Q3.2016	Q4.2016	Q4.2015	YTD.2016	YTD.2015
Pulp (air-dry metric tons)	Third party net sales (millions)	$351	$350	$349	$231	$388	$1,281	$1,499
	Third party sales realizations	$755	$762	$780	$788	$800	$770	$823
	Third party sales volumes (thousands)	464	460	446	293	484	1,663	1,821
	Production volumes (thousands)	457	454	426	311	481	1,648	1,822
Liquid Packaging Board (metric tons)	Third party net sales (millions)	$67	$85	$61	$—	$73	$213	$305
	Third party sales realizations	$1,068	$1,127	$1,144	$—	$1,203	$1,112	$1,196
	Third party sales volumes (thousands)	63	76	53	—	61	192	255
	Production volumes (thousands)	64	65	48	—	63	177	255